UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2007 (April 9, 2007)

SOLAR ENERTECH CORPORATION
(Exact name of Company as specified in Charter)

Nevada	000-51717	98-0434357
(State or other jurisdiction of	(Commission File No.)	(IRS Employee Identification No.)
incorporation or organization)

     1600 Adams Drive
Menlo Park, California 94025
(Address of Principal Executive Offices)

(650) 688-5800
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e) -4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review.

                  On April 13, 2007 Solar Enertech Corporation filed a Current Report indicating that the independent registered public accounting firm, Malone & Bailey, PC, advised us that its audit report covering our financial statements for the fiscal year ended September 30, 2006 should not be relied upon and would be immediately withdrawn. The Current Report also indicated that we would restate our financial statements for the fiscal year ended September 30, 2006 and for the quarter ended December 31, 2006. These financial statements should no longer be relied upon. We are amending the Current Report filed on April 13, 2007 to include a letter from Malone & Bailey, PC stating that it agrees with the statements we made therein.

Item 9.01 Financial Statements and Exhibits

Exhibit 7	Letter from Malone & Bailey, PC

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2007

SOLAR ENERTECH CORPORATION

By: /s/ Leo Shi Young
       Leo Shi Young, Chief Executive Officer